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

Household Consumer Loan Trust, Series 1997-1
Deposit Trust Calculations
Previous Due Period Ending                          Aug 31, 1999
Current Due Period Ending                           Sep 30, 1999
Prior Distribution Date                             Sep 14, 1999
Distribution Date                                   Oct 14, 1999
Beginning Trust Principal Receivables           4,105,108,365.72
Average Principal Receivables                   4,104,937,835.45
FC&A Collections (Includes Recoveries)             64,771,302.74
Principal Collections                             134,834,398.30
Additional Balances                                58,382,153.83
Net Principal Collections                          76,452,244.47
Defaulted Amount                                   33,144,878.15
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,736,151.00

Beginning Participation Invested Amount           459,398,475.84
Beginning Participation Unpaid Principal          459,398,475.84
Balance
Ending Participation Invested Amount              447,133,064.50
Ending Participation Unpaid Principal Balance     447,133,064.50

Accelerated Amortization Date                       Feb 28, 2002
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   8.677%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 459,398,475.84
Numerator for Fixed Allocation                    473,819,280.11
Denominator - Max(Sum of Numerators, Principal  4,104,937,835.45
Receivables)
Applicable Allocation Percentage                        11.1914%
Investor FC&A Collections                           7,248,791.32

Series Participation Interest Default Amount
Numerator for Floating Allocation                 459,398,475.84
Denominator - Max(Sum of Numerators, Principal  4,104,937,835.45
Receivables)
Floating Allocation Percentage                          11.1914%
Series Participation Interest Default Amount        3,709,363.48


Principal Allocation Components
Numerator for Floating Allocation                 459,398,475.84
Numerator for Fixed Allocation                    473,819,280.11
Denominator - Max(Sum of Numerators, Principal  4,104,937,835.45
Receivables)


Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           6.7500%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               6.7500%
(c) Rate Sufficient to Cover Interest, Yield             5.4388%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          459,398,475.84
Principal Balance
(e) Actual days in the Interest Period                        30
Series Participation Monthly Interest, [a*d*e]      2,584,116.43

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall



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

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,          12,265,411.34
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       8,556,047.86
or e]
(b) prior to Accelerated Amort. Date or not         8,556,047.86
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                      11.1914%
(d) Net Principal Collections                      76,452,244.47
(e) after Accelerated Amort Date or Early Amort    15,563,484.78
Period, [f*g]
(f) Fixed Allocation Percentage                         11.5427%
(g) Collections of Principal
                                                  134,834,398.30

(h) Minimum Principal Amount, [Min(i,l)]            6,397,402.99
(i)  Floating Allocation Percentage of             15,089,806.36
Principal Collections
(j)  2.2% of the Series Participation Interest     10,106,766.47
Invested Amount
(k) Series Participation Interest Net Default       3,709,363.48
Payment Amount
(l)  the excess of (j) over (k)                     6,397,402.99

(m) Series Participation Interest Net Default       3,709,363.48
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections     7,248,791.32
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      2,584,116.43
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        3,709,363.48
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  765,664.13
Excess [Sec. 4.11(a)(vi)]                             189,647.28

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

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
Series 1997-1
Owner Trust
Calculations
Due Period Ending  Sep 30, 1999
Payment Date       Oct 15, 1999

Calculation of Interest Expense


Index (LIBOR)    5.380000%
Accrual end        Oct 15,     Sep 15,          30
date, accrual         1999        1999
beginning date
and days in
Interest
Period
                 Class A-1   Class A-2   Class A-3     Class B Certificate    Overcoll
                                                                        s      Amount
Beginning      238,788,495  45,939,848  59,721,802  43,642,855 32,157,893  39,147,583
Unpaid
Principal
Balance
Previously            0.00        0.00        0.00        0.00       0.00
unpaid
interest/yield
Spread to           0.125%      0.250%      0.350%      0.650%     1.000%
index
Rate (capped     5.505000%   5.630000%   5.730000%   6.030000%  6.380000%
at 12.5%, 14%,
14%, 14%, 15%)
Interest/Yield   1,095,442     215,534     285,172     219,305    170,973
Payable on the
Principal
Balance
Interest on           0.00        0.00        0.00        0.00       0.00
previously
unpaid
interest/yield
Interest/Yield   1,095,442     215,534     285,172     219,305    170,973
Due
Interest/Yield   1,095,442     215,534     285,172     219,305    170,973
Paid

Summary

Beginning
Security       238,788,495  45,939,848  59,721,802  43,642,855 32,157,893  39,147,583
Balance
Beginning
Adjusted       238,788,495  45,939,848  59,721,802  43,642,855 32,157,893
Balance
Principal Paid
                 6,375,010   1,226,541   1,594,503   1,165,214    858,579   1,141,272
Ending
Security       232,413,486  44,713,306  58,127,298  42,477,641 31,299,315  38,102,019
Balance
Ending
Adjusted       232,413,486  44,713,306  58,127,298  42,477,641 31,299,315
Balance
Ending                                                            7.0000%
Certificate
Balance as %
Participation
Interest
Invested
Amount
Targeted
Balance        232,509,194  44,713,306  58,127,298  42,477,641 31,299,315
Minimum
Adjusted                    16,000,000  20,800,000  15,200,000 11,200,000  13,600,000
Balance
Certificate
Minimum                                                         4,516,491
Balance
Ending OC
Amount as                                                                  29,792,387
Holdback
Amount


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

Ending OC
Amount as                                                                   8,309,632
Accelerated
Prin Pmts

Beginning Net         0.00        0.00        0.00        0.00       0.00        0.00
Charge offs
Reversals             0.00        0.00        0.00        0.00       0.00        0.00
Charge offs           0.00        0.00        0.00        0.00       0.00        0.00
Ending Net            0.00        0.00        0.00        0.00       0.00        0.00
Charge Offs

Interest/Yield  $1.5014285  $4.4903010  $4.5700577  $4.8093279 $5.0884762
Paid per $1000
Principal Paid  $8.7376776 $25.5529402 $25.5529404 $25.5529401 $25.5529402
per $1000


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

Series 1997-1  Owner Trust Calculations
Due Period                                        September 1999
Payment Date                                        Oct 15, 1999
Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections       12,265,411.34
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                          95,708.02

Series Participation Interest Monthly Interest      2,584,116.43

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.         1,095,442.22
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.           215,534.45
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.           285,171.60
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.             219,305.35
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.        170,972.80
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A-1 to Targeted Principal Balance-      6,279,301.55
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance       1,226,541.13
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance       1,594,503.48
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance         1,165,214.07
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

Pay Certificate Yield if not paid pursuant to               0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance       858,578.79
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt         1,141,272.32
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)            95,708.02
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided               0.00
OC >0- Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated             501,981.99
Certificate - Sec. 3.05(a)(vii)






Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt     1,141,272.32
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total           95,708.02
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback     1,045,564.30
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate            8,585.79
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